UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UNIFI, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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here a

Your Vote Counts! UNIFI, INC. 2025 Annual Meeting of Shareholders Vote by October 27, 2025 11:59 PM ET UNIFI, INC. 7201 WEST FRIENDLY AVENUE GREENSBORO, NC 27410 V77190-P36668 You invested in UNIFI, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on October 28, 2025. Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and the Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 14, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote in Person at the Meeting* October 28, 2025 8:00 AM ET Smartphone users Point your camera here and vote without entering a control number Unifi, Inc. 7201 West Friendly Avenue Greensboro, North Carolina 27410 For directions to attend the 2025 Annual Meeting of Shareholders, please call (336) 294-4410. *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Emma S. Battle	For
1b.	Francis S. Blake	For
1c.	Albert P. Carey	For
1d.	Edmund M. Ingle	For
1e.	Kenneth G. Langone	For
1f.	Suzanne M. Present	For
1g.	Rhonda L. Ramlo	For
1h.	Eva T. Zlotnicka	For
2.	Advisory vote to approve UNIFI's named executive officer compensation in fiscal 2025.	For
3.	Approval of the Second Amendment to the Unifi, Inc. Second Amended and Restated 2013 Incentive Compensation Plan to increase the number of shares of UNIFI's common stock reserved for issuance by 1,240,000 shares.	For
4.	Ratification of the appointment of KPMG LLP to serve as UNIFI's independent registered public accounting firm for fiscal 2026.	For

NOTE: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. EACH OF PROPOSALS 1, 2, 3 AND 4 HAS BEEN PROPOSED BY UNIFI, INC.

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V77191-P36668